CERTIFICATE NO.	SHARES
1	4,620

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST

Organized Under the Laws of The State of Delaware

Auction Market Preferred Shares – Series T7

$.001 Par Value Per Share

$25,000 Liquidation Preference Per Share

Cusip No. 092508209

This certifies that Cede & Co. is the owner of 4,620 fully paid and non-assessable shares of Auction Market Preferred Shares – Series T7, $.001 par value per share, $25,000 liquidation preference per share, of BlackRock Preferred and Equity Advantage Trust (the “Trust”) transferable only on the books of the Trust by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

The Trust will furnish to any shareholder, upon request and without charge, the Trust’s Amended and Restated Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed by its duly authorized officers this day of March 9, 2007.

THE BANK OF NEW YORK As Transfer Agent and Registrar		BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
By:		By:
	Authorized Signature		Anne F. Ackerley Vice President
Attest:
Vincent Tritto
Secretary

FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto ____________________________________________________________________________________ Shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said Shares on the books of the within named Trust with full power of substitution in the premises.

Dated ____________________________, __________

In presence of

____________________________________________ ___________________________________________

Shares of Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust and the Trust’s Statement of Preferences.

The Trust will furnish to any shareholder, upon request and without charge, the Trust’s Amended and Restated Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NO.	SHARES
1	4,620

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST

Organized Under the Laws of The State of Delaware

Auction Market Preferred Shares – Series W7

$.001 Par Value Per Share

$25,000 Liquidation Preference Per Share

Cusip No. 092508308

This certifies that Cede & Co. is the owner of 4,620 fully paid and non-assessable shares of Auction Market Preferred Shares – Series W7, $.001 par value per share, $25,000 liquidation preference per share, of BlackRock Preferred and Equity Advantage Trust (the “Trust”) transferable only on the books of the Trust by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

The Trust will furnish to any shareholder, upon request and without charge, the Trust’s Amended and Restated Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed by its duly authorized officers this day of March 9, 2007.

THE BANK OF NEW YORK As Transfer Agent and Registrar		BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
By:		By:
	Authorized Signature		Anne F. Ackerley Vice President
Attest:
Vincent Tritto
Secretary

FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto _________________________________________________________________________________Shares represented by this Certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said Shares on the books of the within named Trust with full power of substitution in the premises.

Dated __________________________, _________________

In presence of

____________________________________________ ___________________________________________

Shares of Auction Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust and the Trust’s Statement of Preferences.

The Trust will furnish to any shareholder, upon request and without charge, the Trust’s Amended and Restated Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NO.	SHARES
1	4,620

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST

Organized Under the Laws of The State of Delaware

Auction Market Preferred Shares – Series R7

$.001 Par Value Per Share

$25,000 Liquidation Preference Per Share

Cusip No. 092508407

This certifies that Cede & Co. is the owner of 4,620 fully paid and non-assessable shares of Auction Market Preferred Shares – Series R7, $.001 par value per share, $25,000 liquidation preference per share, of BlackRock Preferred and Equity Advantage Trust (the “Trust”) transferable only on the books of the Trust by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

The Trust will furnish to any shareholder, upon request and without charge, the Trust’s Amended and Restated Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed by its duly authorized officers this day of March 9, 2007.

THE BANK OF NEW YORK As Transfer Agent and Registrar		BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
By:		By:
	Authorized Signature		Anne F. Ackerley Vice President
Attest:
Vincent Tritto
Secretary

FOR VALUE RECEIVED, _____________________________ hereby sells, assigns and transfers unto __________________________________________________________________________ Shares represented by this Certificate, and do hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said Shares on the books of the within named Trust with full power of substitution in the premises.

Dated ___________________________, ____________

In presence of

____________________________________________ ___________________________________________

Shares of Auction Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust and the Trust’s Statement of Preferences.

The Trust will furnish to any shareholder, upon request and without charge, the Trust’s Amended and Restated Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NO.	SHARES
1	4,620

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST

Organized Under the Laws of The State of Delaware

Auction Market Preferred Shares – Series F7

$.001 Par Value Per Share

$25,000 Liquidation Preference Per Share

Cusip No. 092508506

This certifies that Cede & Co. is the owner of 4,620 fully paid and non-assessable shares of Auction Market Preferred Shares – Series F7, $.001 par value per share, $25,000 liquidation preference per share, of BlackRock Preferred and Equity Advantage Trust (the “Trust”) transferable only on the books of the Trust by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

The Trust will furnish to any shareholder, upon request and without charge, the Trust’s Amended and Restated Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed by its duly authorized officers this day of March 9, 2007.

THE BANK OF NEW YORK As Transfer Agent and Registrar		BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
By:		By:
	Authorized Signature		Anne F. Ackerley Vice President
Attest:
Vincent Tritto
Secretary

FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto ______________________________________________________________________________ Shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said Shares on the books of the within named Trust with full power of substitution in the premises.

Dated ____________________________, __________

In presence of

____________________________________________ ___________________________________________

Shares of Auction Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust and the Trust’s Statement of Preferences.

The Trust will furnish to any shareholder, upon request and without charge, the Trust’s Amended and Restated Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.